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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
NCH Corporation

  We consent to the use of our report dated March 6, 1998 included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          -------------------------------
                                          KPMG Peat Marwick LLP

Dallas, Texas
May 29, 1998